EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

Watkins-Johnson Company:

    We hereby consent to the incorporation by reference in Registration Statement No. 33-21142 on Form S-8 of our reports dated February 7, 1997 appearing in your Annual Report on Form 10-K for the year ended December 31, 1996.



Deloitte & Touche LLP
San Francisco, California
March 7, 1997

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